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                                                                   EXHIBIT 10.17

                                  $35,000-NOTE

At Thousand Oaks, CA                                            November 1, 1995

For value received, Combined Assets, Inc. (hereafter "Borrower") promises to pay, on or before November 1, 1998 to Environmental Products & Technologies Corporation ("EPTC") up to the principal sum of thirty five thousand dollars ($35,000) with interest from November 1, 1998 on the amounts of principal owned Environmental Products & Technologies Corporation at the rate of nine percent (9%) per annum. Any payment shall be credited first to the interest owed, with the remainder to the principal owed. This note will have no prepayment penalty.

In witness, Borrower has caused this Note to be executed on November 1, 1995.


                                                Borrower



                                                By: /s/ MARVIN MEARS
                                                   --------------------------
                                                   Marvin Mears, President
                                                   Combined Assets, Inc.